UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09613

Legg Mason Investment Trust, Inc.

Name of Registrant:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

Or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year-end: December 31

Date of reporting period: June 30, 2009

Item 1.	Report to Shareholders.

Legg Mason

Opportunity Trust

Investment Commentary and Semi-Annual Report to Shareholders June 30, 2009

Contents

Fund name change

During the fourth quarter of 2009, it is expected that the Fund’s name will change to Legg Mason Capital Management Opportunity Trust. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

ii	Investment Commentary

Legg Mason Opportunity Trust

Total returns for the Fund for various periods ended June 30, 2009 are presented below, along with those of comparative indices:

		Average Annual Total Returns
	Six Months	One Year	Five Years	Since Inception
Without Sales Charges
Class A	N/A	N/A	N/A	38.85%
Class C*	31.20%	–39.34%	–10.59%	–1.42%
Class R	31.33%	–39.13%	N/A	–27.43%
Financial Intermediary Class	30.91%	–39.19%	–10.03%	–8.57%
Institutional Class	31.99%	–38.71%	–9.65%	–0.96%
S&P 500 IndexA	3.16%	–26.21%	–2.24%	–3.06%
Lipper Mid-Cap Core Funds Category AverageB	9.21%	–29.09%	–1.12%	2.17%

With Sales Charges
Class A	N/A	N/A	N/A	30.83%
Class C*	30.20%	–39.94%	–10.59%	–1.42%
Class R	31.33%	–39.13%	N/A	–27.43%
Financial Intermediary Class	30.91%	–39.19%	–10.03%	–8.57%
Institutional Class	31.99%	–38.71%	–9.65%	–0.96%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of the A, C, R, Financial Intermediary and Institutional Classes are February 3, 2009, December 30, 1999, December 28, 2006, February 13, 2004 and June 26, 2000, respectively. The Index inception return is for the period beginning December 30, 1999. The Lipper inception return is for the period beginning December 31, 1999. All Index performance

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	iii

reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The gross expense ratios for the A, C, R, Financial Intermediary and Institutional Classes were 1.61%, 2.36%, 2.02%, 1.64% and 1.32%, respectively, as indicated in the Fund’s most current prospectus dated May 1, 2009. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

Market Commentary

For the six months ended June 30, 2009, Class C shares of Legg Mason Opportunity Trust, excluding sales charges, returned 31.20%. The Fund’s unmanaged benchmark, the S&P 500 Index (the “Index”), returned 3.16% for the same period. The Lipper Mid-Cap Core Funds Category Average returned 9.21% over the same time frame.

The second quarter of 2009 saw the market decisively break from the devastating collapse that began following the failure of Lehman Brothers last September and which appears to have ended on March 6th at an intraday low of 666 on the Index. The Index rose 15.93% in the second quarter, and ended the first half of the year up 3.16%. We had an excellent quarter, as the Fund rose 46.22%, bringing our year-to-date return to 31.20% (excluding sales charges). This was due largely to our staying the course with names that hurt us last year, which were very cheap and got deeply oversold, and which began to rebound as it became clear that financial Armageddon had been avoided.

The market has begun to recover, although the economy has not (yet). It seems to have ended the second quarter somewhere between a much slower, milder slide and stabilization. This is better than many economists had expected, and we are beginning to see forecasts being raised for the first time in a long while. The consensus now appears to be for modest growth in the third quarter, picking up in the fourth quarter and then continuing to gain traction into 2010.

Of course, no one is vouchsafed any unique insight into the economy. Most observers use a modified Bayesian approach of having a baseline view, anchoring on it, and then making adjustments as the data arrive each week. Still, the preponderance of the evidence supports the view that the worst has passed in the market and the economy.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

iv	Investment Commentary

Clearly, the extreme risk aversion that characterized the period from early October 2008 to early March 2009 is over, and absent some exogenous event or dramatic policy error, it is very unlikely to return. That has allowed almost all asset prices along the risk spectrum to rise, except Treasuries, a trend I expect to continue, since I think bargains abound in the U.S. stock market.

Many worry that this rally is just a cyclical bounce in an ongoing bear market and they remain quite cautious in committing capital to risk assets. Assets in money market funds recently exceeded those in general equity funds for the first time in over fifteen years. In contrast, at the market peak in October 2007, assets in equity funds were more than 3x greater than the assets in money market funds. The return on this mountain of cash rounds to zero, which is good when stocks and bonds are falling, but far from optimal when they are rising. Although I expect credit spreads and risk aversion to remain well above the averages of the past decade, there is plenty of room for them to narrow and for equities to move higher as this cash gradually moves out the curve in search of better returns.

Those looking for the economic numbers to validate the market’s move higher or for corporate executives to express optimism about the outlook are likely to continue to be disappointed. Economic numbers report the past, and corporations observe the present, while the market lives in the future. Corporations always express the most optimism about the outlook at the top, and the most pessimism at the bottom. Markets are about expectations, and expectations about the future are improving, on balance, and so are the markets.

Our friends at GaveKal Research have reminded us there is a certain rhythm to the remarks surrounding recessions and recovery. The psychological cycle goes something like this: first it is said the fiscal and monetary stimuli are not sufficient and won’t work. When the markets start up and the economic forecasts begin to be revised up — where we are now — the refrain is that it is only an inventory restocking and once it is over the economy will stall or we may even have a double dip. Once the economy begins to improve, the worry is that profits will not recover enough to justify stock prices. When profits recover, it is said that the recovery will be jobless; and when the jobs start being created, the fear is that this will not be sustained.

The data from the recent Institute for Supply Management (“ISM”)C reports on employment and production are consistent with an economy that has stabilized and should turn higher in the third quarter. The very dramatic inventory liquidation of the past nine months could set the stage for a considerably stronger set of gross domestic product (“GDP”)D numbers than currently forecast as inventories are rebuilt. This should in turn lead to better payroll numbers and underpin a stock market that appears poised to move higher.

The market got a good lift this week from some early reporters of second quarter numbers, including Intel and IBM. The Information Technology (“IT”) sector has

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	v

been a bright spot in this market, with many prominent names significantly outperforming the Index. IBM’s operating performance has been particularly impressive: In the worst recession in fifty years and the worst financial crisis since the 1930s, IBM has continued to post record earnings, more than doubling operating earnings per share in the past five years, more than doubling the dividend, and shrinking shares outstanding by 18%, yet it still trades at around 11x next year’s earnings estimates. If this economy can’t hurt it, it’s hard to see what can. The IT sector, on average, has a great balance sheet, is flush with cash, and trades at a large discount to the market on a free cash flow yield basis. I believe it should continue to perform well.

Financials have been leaders off the bottom, just as they were off the bottom of the last banking crisis in the late 1980s and early 1990s. Banks still face mounting credit losses for the next year or so, but that should not impede their performance in the market, as it did not in 1991 when the same thing occurred. Pre-tax, pre-provision earnings at banks continue to rise, setting a new record last quarter, which means that banks are likewise set to report record results as the economy improves. They are a candidate for being among the leadership groups as they are under-owned, widely disliked, very inexpensive on price-to-book (“P/B”)E value or to normalized earnings, and the system has seen massive capacity withdrawn due to the disappearance of Bear Stearns, Lehman Brothers, Washington Mutual and Wachovia. The recently reported powerful results of Goldman Sachs may be a preview of things to come in that sector in the next few years as the economy recovers.

Although the market is up sharply from the lows and the economy appears on the brink of recovery, both can reverse if things don’t continue on the present path. I think there are three endogenous risks to watch for: rising interest rates, a sharp rise in commodity prices (especially oil), and policy errors.

I expect medium- and long-term interest rates on government debt to gradually move higher. Treasury yields got ridiculously low during the height of the panic as everyone sought safety. They have now begun to normalize, and a ten-year with a yield of 4% or so would not be surprising in six months, nor do I think it would be problematic for the stock market. A sharp rise beyond that, though, could jeopardize a nascent housing stabilization and undermine the budding recovery. Housing remains the key to consumer confidence and spending (along with jobs). If housing prices stabilize, as they look to later this year or early next, that will help underpin consumer confidence and the recovery. That seems likely, but rates have to cooperate.

Oil prices are less than half from last summer’s peak, but they are still up sharply this year, and until the last few weeks had more than doubled off the lows of last fall. The rebound seems to be due more to people returning to the old leadership of the last market than to any improvement in fundamentals, because there hasn’t been any. The last time oil prices were at this level, in 2007, the global economy was growing, oil

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

vi	Investment Commentary

demand was around 85 million barrels a day, inventories were low, and Organization of Petroleum Exporting Countries (“OPEC”) spare production capacity was about half of its historic average. Now, inventories are as high as they were in 1998 (when oil was $10 per barrel), demand is under 84 million barrels per day, the world is overproducing by about 1.5 million barrels per day, and OPEC is flush with spare production capacity. The market is clearly optimistic about the outlook for oil prices. Oil price increases are deflationary in this kind of economy, taking money directly from consumers and users at a time when incomes and profits are not rising. If oil prices mount a sustained advance from here into the high $70s or low $80s, that could threaten the recovery as well.

Finally, there is the matter of policy errors. The much and wrongly maligned Troubled Asset Relief Program (“TARP”) money injected directly into banks marked a turning point in policy, from being punitive to capital invested in financial institutions, to being supportive of it. No major financial institution has failed since, and investors have shown a willingness to put new capital into banks that would have been unthinkable last fall. The government’s decision not to support CIT, a major middle market lender, marks another turning point. Regulatory officials believe, correctly, that a CIT failure does not pose a systemic risk and that if it were to collapse, would not undermine confidence in other Financials. The market’s non-reaction supports that view. I think the economic policy troika of Summers, Geithner and Bernanke has, on balance, done an outstanding job under extraordinarily trying circumstances. Former Treasury Secretary Paulson also deserves credit for courageously reversing course last fall and certainly does not deserve the bashing he recently got from Congress about the Bank of America/Merrill Lynch deal. The chances of a major policy error from here seem to have lessened, with the major risk being a removal of policy accommodation too soon, as was done in the late 1930s. There seems to be no impetus to do this, and the statements of the Federal Reserve Board (“Fed”)F officials indicate they are alert to this risk.

The administration could help the economy, the markets, and its own reputation for good decision-making by announcing immediately its intention to nominate Chairman Bernanke for an additional term leading the Fed. He has done a superb job under the most difficult circumstances. No Fed in history has been more innovative and creative in dealing with unprecedented financial turmoil and global economic challenges. He deserves the nation’s gratitude.

Where does that leave us? The exogenous risks — geopolitical upheaval, terrorism, pandemics — are always with us. The others, rapidly rising interest rates or commodity prices, or serious policy errors, look to have fairly low probabilities attached to them and do not presently pose a threat to the economy or to a continued rise in the market.

I have not said anything about the risk of inflation, in part because it is remote over the next few years. But it is a common worry, and a constant topic of discussion. The

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	vii

issue arises because of the massive deficits being run now and for the next couple of years, and the inexorable growth of entitlements programs, which will drive debt-to-GDP ratiosG north of 100%, from the current level of around 65%, for the first time since World War II. Many believe we will have no choice but to inflate our way out of those obligations.

I disagree and think the major threat remains deflation, not inflation. The U.S. government ran large deficits in the 1930s and even larger ones during World War II reaching nearly 40% of GDP. Yet except for a one-time rise in prices after wage and price controls were lifted when the war ended, there was almost no inflation for thirty years. Japan’s debt-to-GDP ratio is 170% now, and its problem is deflation, not inflation. Inflation can only arise if labor or business, or both, have pricing power. Labor is still around 70% of the cost of doing business, and there won’t be any inflation there with unemployment at 9.5% and rising. Capacity utilization is 68%, among the lowest in the post-war period. Businesses will have no pricing power until that number is at least over 80%, a long way away. If the so-called new normal is growth of between 1% and 2%, there will be no inflation.

What about the idea that politically we will be unable to do anything but inflate our way out of our debts? To believe that is going to happen, one has to believe the Fed will collectively repudiate its objective of price stability. Since the Fed that allowed inflation to devastate the economy in the 1970s is seen as having failed in its mission, while Paul Volcker, who sent the economy into what was until now the worst recession in post-war history by raising rates dramatically to kill inflation, is seen as a hero, it seems at best a stretch to think a future Fed will deliberately pursue inflationary policies. Could it happen? Sure. Do we need to be watchful for any signs of an incipient inflation? Absolutely. But the prospect of any kind of inflationary risk to the stock market over the next couple of years is vanishingly small.

Bull markets typically begin when the following four conditions are present: the economy is bottoming, profits are bottoming, the Fed is stimulating, and valuations are low. That’s where we are now. The path of least resistance, as Jesse Livermore used to call it, is higher.

Bill Miller, CFA

July 19, 2009

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

viii	Investment Commentary

Investment risks: Investments in securities that involve special circumstances may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. The Fund may suffer significant losses on assets that the Fund sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. This Fund can invest in debt securities, which can be subject to interest rate, credit, and inflation risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuation, social, economic and political risks. A fund that invests in smaller companies may involve higher risks than a fund that invests in larger, more established companies. Bonds are subject to a variety of risks including interest rate, credit and inflation. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. All investments are subject to risk including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Opportunity Trust, and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Opportunity Trust or Legg Mason Investor Services, LLC as to its accuracy or completeness. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

Please note that an investor cannot invest directly in an index.

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Investment Commentary	ix

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Mid-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C

The Institute for Supply Management, formerly known as the National Association for Purchasing Management, is an association that links with more than 48,000 purchasing and supply management professionals. As one of its goals, it surveys purchasing and supply managers to determine industry trends.

D	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

E	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

F

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

G

The debt-to GDP ratio is a measure of a country’s federal debt in relation to its gross domestic product (“GDP”). By comparing what a country owes and what it produces, the debt-to-GDP ratio indicates the country’s ability to pay back its debt.

N/A — Not applicable

The Investment Commentary is not a part of the Semi-Annual Report to Shareholders.

Semi-Annual Report to Shareholders

Legg Mason

Opportunity Trust

June 30, 2009

Semi-Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s semi-annual report for the six months ended June 30, 2009.

Total returns, excluding sales charges, for periods ended June 30, 2009 were:

	Total Returns
	Six Months	Twelve Months
Opportunity Trust:
Class C*	31.20%	–39.34%
Class R	31.33%	–39.13%
Financial Intermediary Class	30.91%	–39.19%
Institutional Class	31.99%	–38.71%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume the reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class A shares is not shown because this share class commenced operations on February 3, 2009.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website,

2	Semi-Annual Report to Shareholders

www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

July 31, 2009

Semi-Annual Report to Shareholders	3

Expense Example (Unaudited)

Legg Mason Opportunity Trust

As a shareholder of the Fund, you may incur two types of costs (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

For Class CA, Class R, Financial Intermediary Class and Institutional Class shares, the actual and hypothetical examples and the hypothetical example for Class A shares are based on an investment of $1,000 invested on January 1, 2009 and held through June 30, 2009. For Class A shares, the actual example is based on an investment of $1,000 invested on February 3, 2009 (commencement of operations) and held through June 30, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the following table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the following table provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009 for each class, even though Class A shares did not begin operations until February 3, 2009. The ending values assume dividends were reinvested at the time they were paid.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).

A	On February 1, 2009 Primary Class shares were renamed Class C shares.

4	Semi-Annual Report to Shareholders

Expense Example (Unaudited) — Continued

Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (See footnotes below)		Ending Account Value 6/30/09	Expenses Paid During the Period (See footnotes below)
Class A
Actual	$1,000.00	A	$1,388.50	$6.88	B
Hypothetical (5% return before expenses)	1,000.00	D	1,017.70	7.15	E
Class CC
Actual	$1,000.00	D	$1,312.00	$12.38	E
Hypothetical (5% return before expenses)	1,000.00	D	1,014.08	10.79	E
Class R
Actual	$1,000.00	D	$1,313.30	$10.67	E
Hypothetical (5% return before expenses)	1,000.00	D	1,015.57	9.30	E
Financial Intermediary Class
Actual	$1,000.00	D	$1,309.10	$11.34	E
Hypothetical (5% return before expenses)	1,000.00	D	1,014.98	9.89	E
Institutional Class
Actual	$1,000.00	D	$1,319.90	$5.98	E
Hypothetical (5% return before expenses)	1,000.00	D	1,019.64	5.21	E

A	Beginning account value is as of February 3, 2009 (commencement of operations).

B

This calculation is based on expenses incurred from February 3, 2009 (commencement of operations) to June 30, 2009. the dollar amount shown as “Expenses paid” is equal to the annualized expense ratio of 1.43% for Class A shares, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (147) and divided by 365.

C	On February 1, 2009 Primary Class shares were renamed Class C shares.

D	Beginning account value is as of January 1, 2009.

E

These calculations are based on expenses incurred in the most recent fiscal half-year, unless otherwise noted. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.43%, 2.16%, 1.86%, 1.98% and 1.04% for Class A, Class C, Class R, Financial Intermediary Class and Institutional Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (181) and divided by 365.

Semi-Annual Report to Shareholders	5

Performance Information (Unaudited)

Fund Performance

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class A		Class CC		Class R		Financial Intermediary Class		Institutional Class
Six Months Ended 6/30/09	N/A		31.20	%D	31.33	%D	30.91	%D	31.99	%D
Twelve Months Ended 6/30/09	N/A		–39.34		–39.13		–39.19		–38.71
Five Years Ended 6/30/09	N/A		–10.59		N/A		–10.03		–9.65
Inception* through 6/30/09	38.85	%D	–1.42		–27.43		–8.57		–0.96

	With Sales ChargesE
	Class A		Class CC		Class R		Financial Intermediary Class		Institutional Class
Six Months Ended 6/30/09	N/A		30.20	%D	31.33	%D	30.91	%D	31.99	%D
Twelve Months Ended 6/30/09	N/A		–39.94		–39.13		–39.19		–38.71
Five Years Ended 6/30/09	N/A		–10.59		N/A		–10.03		–9.65
Inception* through 6/30/09	30.83	%D	–1.42		–27.43		–8.57		–0.96

Cumulative Total ReturnsA
Without Sales ChargesB
Class A (Inception date of 2/3/09 through 6/30/09)	38.85%
Class CC (Inception date of 12/30/99 through 6/30/09)	–12.73
Class R (Inception date of 12/28/06 through 6/30/09)	–55.20
Financial Intermediary Class (Inception date of 2/13/04 through 6/30/09)	–38.24
Institutional Class (Inception date of 6/26/00 through 6/30/09)	–8.34

A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

C	On February 1, 2009, Primary Class shares were renamed Class C shares.

D	Not annualized.

6	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

E

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class R, Financial Intermediary Class and Institutional Class Shares are February 3, 2009, December 30, 1999, December 28, 2006, February 13, 2004 and June 26, 2000, respectively.

Semi-Annual Report to Shareholders	7

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s Class CA, Class R, Financial Intermediary Class and Institutional Class shares total returns to the S&P 500 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class CA shares and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class shares and Institutional Class shares for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses. Due to the limited operating history of Class A, a performance graph is not presented.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

8	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class CA Shares

Hypothetical illustration of $10,000 invested in Class C shares on December 30, 1999 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through June 30, 2009. The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Semi-Annual Report to Shareholders	9

Growth of a $1,000,000 Investment — Class R Shares

Hypothetical illustration of $1,000,000 invested in Class R shares on December 28, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through June 30, 2009. The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Financial Intermediary

Class Shares

Hypothetical illustration of $1,000,000 invested in Financial Intermediary Class shares on February 13, 2004 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through June 30, 2009. The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report to Shareholders	11

Growth of a $1,000,000 Investment — Institutional Class Shares

Hypothetical illustration of $1,000,000 invested in Institutional Class shares on June 26, 2000 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through June 30, 2009. The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12	Semi-Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Sector Diversification June 30, 2009A

Top Ten Holdings (as of June 30, 2009)

% of Net Assets

Bank of America Corp.	5.8%
Level 3 Communications Inc.	5.7%
The AES Corp.	5.5%
Assured Guaranty Ltd.	4.9%
Sprint Nextel Corp.	4.7%
Ning Inc.	4.4%
XL Capital Ltd.	4.1%
Expedia Inc.	4.1%
MannKind Corp.	3.9%
Hartford Financial Services Group Inc.	3.1%

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Semi-Annual Report to Shareholders	13

Selected Portfolio PerformanceB

Strongest performers for the six months ended June 30, 2009C
1.	XL Capital Ltd.	221.3%
2.	Sprint Nextel Corp.	162.8%
3.	Genworth Financial Inc.	147.0%
4.	MannKind Corp.	142.3%
5.	Level 3 Communications Inc.	115.7%
6.	Expedia Inc.	83.4%
7.	Boyd Gaming Corp.	79.7%
8.	Amazon.com Inc.	63.1%
9.	Red Hat Inc.	52.3%
10.	Health Net Inc.	42.8%

Weakest performers for the six months ended June 30, 2009C
1.	UAL Corp.	–71.1%
2.	Eastman Kodak Co.	–55.0%
3.	MGM Mirage	–53.6%
4.	CIT Group Inc.	–52.3%
5.	Delta Air Lines Inc.	–49.5%
6.	Hartford Financial Services Group Inc.	–27.0%
7.	Convera Corp.	–26.9%
8.	Centex Corp.	–20.5%
9.	CA Inc.	–5.5%
10.	The Ryland Group Inc.	–4.8%

Portfolio Changes

New positions established during the six months ended June 30, 2009	Positions completely sold during the six months ended June 30, 2009D
Aflac Inc.	Apollo Global Management, LLC
Bank of America Corp.	Bank of America Series L Conv. Pfd.
Bank of America Series L Conv. Pfd.	Brunswick Corporation
Brunswick Corporation	Citigroup Inc.
CIGNA Corp.	General Electric Company
Citigroup Capital Series W Pfd.	Hatteras Financial Corporation
Citigroup Inc. Series AA Pfd.	Masco Corporation
Citigroup Inc. Series T Pfd.	Morgan Stanley
Fifth Third Bancorp Series G Conv. Pfd.	OANDA Corporation
OpenTable Inc.

B	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

C	Securities held for the six months ended June 30, 2009, does not include illiquid holdings.

D	Does not include activity in short positions.

14	Semi-Annual Report to Shareholders

Portfolio of Investments

Legg Mason Opportunity Trust

June 30, 2009 (Unaudited)

	Shares	Value

Common Stocks and Equity Interests — 93.9%

Consumer Discretionary — 18.5%
Hotels, Restaurants and Leisure — 3.6%
Boyd Gaming Corp.	2,020,000	$17,170,000	A
Fontainebleau Equity Holding LLC	2,083,333	2	B,C
International Game Technology	1,100,000	17,490,000
MGM Mirage	2,899,725	18,529,243	A

		53,189,245

Household Durables — 5.0%
Centex Corp.	2,878,100	24,348,727
Lennar Corp.	2,660,544	25,780,671
The Ryland Group Inc.	1,385,387	23,219,086

		73,348,484

Internet and Catalog Retail — 6.4%
Amazon.com Inc.	400,000	33,464,000	A,G
Expedia Inc.	4,000,000	60,440,000	A

		93,904,000

Leisure Equipment and Products — 2.5%
Eastman Kodak Co.	12,689,200	37,560,032

Media — 1.0%
Spot Runner Inc.	10,250,359	14,965,524	B,C,D

Financials — 32.1%
Consumer Finance — 2.6%
SLM Corp.	3,741,132	38,421,426	A

Diversified Financial Services — 6.8%
Bank of America Corp.	6,469,697	85,400,000
CIT Group Inc.	6,947,300	14,936,695

		100,336,695

Insurance — 19.3%
Aflac Inc.	1,200,000	37,308,000
Assured Guaranty Ltd.	5,869,092	72,659,359
Genworth Financial Inc.	4,700,000	32,853,000

Semi-Annual Report to Shareholders	15

	Shares	Value

Financials —Continued
Insurance — Continued
Hartford Financial Services Group Inc.	3,900,000	$46,293,000
Prudential Financial Inc.	960,000	35,731,200
XL Capital Ltd.	5,300,000	60,738,000

		285,582,559

Real Estate Investment Trusts (REITs) — 2.1%
Ellington Financial LLC	2,500,000	31,875,000	A,B,C,D,E

Real Estate Management and Development — 1.3%
Domus Co. Investment Holdings LLC	95,000,000	10,288,500	B,C
Market Leader Inc.	4,513,007	8,349,063	A,D

		18,637,563

Health Care — 7.7%
Biotechnology — 3.9%
MannKind Corp.	6,911,953	57,438,329	A,D

Health Care Providers and Services — 3.8%
CIGNA Corp.	700,000	16,863,000
Health Net Inc.	2,541,423	39,519,128	A

		56,382,128

Industrials — 5.4%
Airlines — 3.1%
Delta Air Lines Inc.	4,500,000	26,055,000	A
UAL Corp.	6,105,000	19,474,950	A

		45,529,950

Professional Services — 2.3%
Monster Worldwide Inc.	2,942,700	34,753,287	A

Information Technology — 6.8%
Internet Software and Services — 1.9%
OpenTable Inc.	59,816	1,804,649	A
Yahoo! Inc.	1,700,000	26,622,000	A

		28,426,649

Software — 4.9%
CA Inc.	1,600,000	27,888,000

16	Semi-Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares	Value

Information Technology — Continued
Software — Continued
Convera Corp.	4,443,889	$844,339	A,D
Red Hat Inc.	2,155,700	43,394,241	A

		72,126,580

Investment Funds — 4.5%
AP Alternative Assets, LP	3,750,000	9,187,500	C
Aston Capital Partners LP	25,000,000	13,980,000	B,C
Lane Five Capital Partners	25,000,000	16,542,500	B,C
Pangaea One LP	34,561,555	26,100,886	B,C,D

		65,810,886

Telecommunication Services — 13.4%
Diversified Telecommunication Services — 5.7%
Level 3 Communications Inc.	55,758,302	84,195,036	A

Wireless Telecommunication Services — 7.7%
NII Holdings Inc.	2,338,176	44,589,016	A
Sprint Nextel Corp.	14,500,000	69,745,000	A,G

		114,334,016

Utilities — 5.5%
Independent Power Producers and Energy Traders — 5.5%
The AES Corp.	6,951,327	80,704,907	A

Total Common Stocks and Equity Interests (Cost — $2,236,241,404)		1,387,522,296

Preferred Stocks — 14.0%

Consumer Discretionary — N.M.
Hotels, Restaurants and Leisure — N.M.
Fontainebleau Resorts LLC	12.500%	51,080	56,948	B,C

Financials — 8.3%
Commercial Banks — 2.3%
Fifth Third Bancorp	8.500%	390,000	34,359,000	D,F

Diversified Financial Services — 6.0%
Citigroup Capital XVI	6.450%	554,950	9,411,952

Semi-Annual Report to Shareholders	17

		Shares	Value

Financials — Continued
Diversified Financial Services — Continued
Citigroup Inc.	8.125%	1,880,270	$35,123,443
Citigroup Inc.	6.500%	1,289,000	43,258,840	F

			87,794,235

Information Technology — 5.7%
Internet Software and Services — 5.7%
Ning Inc.	0.000%	7,796,420	64,710,286	B,C,D,F
Sermo Inc. Series C Cv.	0.000%	2,783,874	13,919,370	B,C,D,F
Zillow Inc. Series C	0.000%	4,326,440	5,624,372	B,C,D,F

			84,254,028

Total Preferred Stocks (Cost —$164,103,629)			206,464,211
Total Investments — 107.9% (Cost — $2,400,345,033)H			1,593,986,507
Other Assets Less Liabilities — (7.9)%			(117,048,244)

Net Assets — 100.0%			$1,476,938,263

N.M. Not Meaningful.

A	Non-income producing.

B	Illiquid security valued at fair value under the procedures approved by the Board of Directors.

C	Restricted Security. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors.

D

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2009, the total market value of Affiliated Companies was $258,186,169, and the cost was $327,596,155.

E

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 2.16% of net assets.

F	Convertible Security — Security may be converted into the issuer’s common stock.

G	All or a portion of this security is pledged to cover future purchase commitments at June 30, 2009.

H

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$323,275,686
Gross unrealized depreciation	(1,129,634,212)

Net unrealized depreciation	($806,358,526)

See notes to financial statements.

18	Semi-Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Opportunity Trust

June 30, 2009 (Unaudited)

Assets:
Investment securities at value:
Affiliated companies (Cost – $327,596,155)		$258,186,169
Non-affiliated companies (Cost – $2,072,748,878)		1,335,800,338
Cash		8,750,566
Dividends and interest receivable		1,578,888
Receivable for fund shares sold		903,860

Total assets		1,605,219,821
Liabilities:
Payable for borrowings against line of credit	$120,000,000
Payable for securities purchased	2,353,310
Payable for fund shares repurchased	2,323,668
Accrued distribution and service fees	905,768
Accrued management fee	722,406
Interest payable	485,833
Accrued expenses	1,490,573

Total liabilities		128,281,558

Net Assets		$1,476,938,263

Net assets consist of:
Accumulated paid-in-capital		$4,178,278,834
Undistributed net investment income		5,700,448
Accumulated net realized loss on investments		(1,900,682,493)
Net unrealized depreciation of investments		(806,358,526)

Net Assets		$1,476,938,263

Net Asset Value Per Share:
Class A (and redemption price) (8,477,195 shares outstanding)		$6.79
Class CA,B (162,733,071 shares outstanding)		$6.77
Class R (and redemption price) (1,493,537 shares outstanding)		$7.00
Financial Intermediary Class (and redemption price) (3,040,213 shares outstanding)		$7.03
Institutional Class (and redemption price) (39,680,980 shares outstanding)		$7.22
Maximum Public Offering Price Per Share:
Class A (based on a maximum initial sales charge of 5.75%)		$7.20

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Redemption price per share is NAV of Class C shares reduced by 1.00% CDSC, if shares are redeemed within one year from purchase payment.

See notes to financial statements.

Semi-Annual Report to Shareholders	19

Statement of Operations

Legg Mason Opportunity Trust

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends:
Affiliated companies	$2,203,037
Non-affiliated companies	9,975,063
Interest	820,283

Total income			$12,998,383
Expenses:
Management fees	4,640,142
Distribution and service fees:
Class AA	46,710
Class CB	4,555,786
Class R	19,642
Financial Intermediary Class	24,523
Audit and legal fees	115,563
Custodian fees	21,577
Directors’ fees and expenses	39,669
Interest expense	795,945
Registration fees	47,123
Reports to shareholders:
Class AA	27,377
Class CB	219,419
Class R	1,713
Financial Intermediary Class	65,799
Institutional Class	23,335
Transfer agent and shareholder servicing expense:
Class AA	4,340
Class CB	545,596
Class R	12,526
Financial Intermediary Class	195,980
Institutional Class	31,528
Other expenses	300,662

	11,734,955
Less: Fee waivers and/or expense reimbursements	(188,500)

Net expenses			11,546,455

Net Investment Income			1,451,928
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(202,730,185	)C
Change in unrealized appreciation/(depreciation) on investments	544,294,312

Net Realized and Unrealized Gain on Investments			341,564,127
Change in Net Assets Resulting From Operations			$343,016,055

A	For the period February 3, 2009 (commencement of operations) to June 30, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	Includes $492,979 of net realized gain on the sale of shares of Affiliated Companies.

See notes to financial statements.

20	Semi-Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Opportunity Trust

	For the Six Months Ended June 30, 2009 (Unaudited)	For the Year Ended December 31, 2008
Change in Net Assets:
Net investment income (loss)	$1,451,928	$(28,587,258)
Net realized loss	(202,730,185)	(1,657,145,067)
Change in unrealized appreciation/(depreciation)	544,294,312	(2,197,715,285)
Change in net assets resulting from operations	343,016,055	(3,883,447,610)
Distributions to shareholders from:
Net realized gain on investments:
Class CA	—	(363,569,305)
Class R	—	(1,852,358)
Financial Intermediary Class	—	(117,011,460)
Institutional Class	—	(83,363,099)
Change in net assets from fund share transactions:
Class AB	42,182,508	N/A
Class CA	(135,688,211)	(848,139,804)
Class R	1,157,554	9,523,376
Financial Intermediary Class	(4,040,476)	(684,755,812)
Institutional Class	(5,215,940)	(120,873,283)
Change in net assets	241,411,490	(6,093,489,355)
Net Assets:
Beginning of period	1,235,526,773	7,329,016,128
End of period	$1,476,938,263	$1,235,526,773
Undistributed net investment income	$5,700,448	$4,248,520

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	For the period February 3, 2009 (commencement of operations) to June 30, 2009.

N/A — Not Applicable

See notes to financial statements.

Semi-Annual Report to Shareholders	21

Statement of Cash Flows

Legg Mason Opportunity Trust

For the Six Months Ended June 30, 2009 (Unaudited)
Cash flows provided (used) by operating activities:
Interest and dividends received	$13,014,499
Operating expenses paid	(10,509,048)
Interest paid	(1,170,213)
Purchases of long-term investments	(209,766,569)
Proceeds from disposition of long-term investments	387,763,024
Net Cash Provided By Operating Activities	179,331,693
Cash flows provided (used) by financing activities:
Payments on shares redeemed	(114,568,840)
Cash paid on loan	(60,000,000)
Net Cash Used By Financing Activities	(174,568,840)
Net increase in cash	4,762,853
Cash, Beginning of year	3,987,713
Cash, End of year	$8,750,566
Reconciliation of increase in net assets from operations to net cash flows provided (used) by operating activities:
Increase in Net Assets From Operations	$343,016,055
Decrease in cost of investments	245,393,419
Change in unrealized appreciation/depreciation	(544,294,312)
Increase in payable for securities purchased	2,353,310
Decrease in interest and dividends receivable	16,116
Decrease in receivable for securities sold	132,979,911
Decrease in interest payable	(374,268)
Increase in accrued expenses	241,462
Total Adjustments	(163,684,362)
Net Cash Flows Provided By Operating Activities	$179,331,693

See notes to financial statements.

22	Semi-Annual Report to Shareholders

Financial Highlights

Legg Mason Opportunity Trust

For a share of each class of capital stock outstanding:

Class A:

	Six Months Ended June 30, 2009A
	(Unaudited)
Net asset value, beginning of period	$4.89
Investment operations:
Net investment income	.01	B
Net realized and unrealized gain	1.89
Total from investment operations	1.90
Net asset value, end of period	$6.79
Total returnC	38.85%
Ratios to Average Net Assets:D
Total expenses (including interest expense)	1.43	%E
Expenses (including interest expense) net of waivers and/or expense reimbursements, if any	1.43	%E
Expenses (including interest expense) net of all reductions	1.43	%E
Expenses (excluding interest expense) net of all reductions	1.27	%E
Net investment income	.66%
Supplemental Data:
Portfolio turnover rate	16.3%
Net assets, end of period (in thousands)	$57,584

A	February 3, 2009 (commencement of operations) to June 30, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D	Annualized.

E

Total expenses (including interest expense) reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses (including interest expense) net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses (including interest expense) net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements. Expenses (excluding interest expense) net of all reductions reflects expenses less interest expense, any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

See notes to financial statements.

Semi-Annual Report to Shareholders	23

For a share of each class of capital stock outstanding:

Class C:A

	Six Months Ended June 30, 2009		Years Ended December 31,
			2008		2007		2006		2005	2004
	(Unaudited)
Net asset value, beginning of period	$5.16		$16.86		$18.94		$16.72		$15.67	$13.77
Investment operations:
Net investment income/(loss)	.00	B,C	(.10	)C	(.19	)C	(.06	)C	(.15)	(.09)
Net realized and unrealized gain/(loss)	1.61		(10.01)		(.11)		2.30		1.20	1.99
Total from investment operations	1.61		(10.11)		(.30)		2.24		1.05	1.90
Distributions from:
Net investment income	—		(.00	)B	—		—		—	—
Net realized gain on investments	—		(1.59)		(1.78)		(.02)		—	—
Total distributions	—		(1.59)		(1.78)		(.02)		—	—
Net asset value, end of period	$6.77		$5.16		$16.86		$18.94		$16.72	$15.67
Total returnD	31.20%		(65.49)%		(1.57)%		13.41%		6.70%	13.80%
Ratios to Average Net Assets:
Total expenses (including interest expense)F	2.16	%E	2.22%		2.36%		2.25%		2.08%	1.87%
Expenses (including interest expense) net of waivers and/or expense reimbursements, if anyF	2.16	%E	2.22%		2.36%		2.25%		2.08%	1.87%
Expenses (including interest expense) net of all reductionsF	2.16	%E	2.22%		2.36%		2.25%		2.08%	1.87%
Expenses (excluding interest expense) net of all reductionsF	2.03	%E	1.95%		1.99%		1.91%		1.84%	1.85	%G
Net investment income (loss)	—	%E,H	(.86)%		(.93)%		(.37)%		(.97)%	(.66)%
Supplemental Data:
Portfolio turnover rate	16.3%		51.7%		44.2%		14.2%		29.7%	13.3%
Net assets, end of period (in thousands)	$1,101,093		$984,198		$4,632,504		$4,722,622		$3,778,018	$3,597,267

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Represents less than $.01 per share.

C	Computed using average daily shares outstanding.

D

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E	Annualized.

F

Total expenses (including interest expense) reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses (including interest expense) net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses (including interest expense) net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements. Expenses (excluding interest expense) net of all reductions reflects expenses less interest expense, any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

G	These amounts were not audited by the previous auditor.

H	Amount less than .01%

See notes to financial statements.

24	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Opportunity Trust — Continued

For a share of each class of capital stock outstanding:

Class R:

	Six Months Ended June 30, 2009		Years Ended December 31,
			2008		2007		2006A
	(Unaudited)
Net asset value, beginning of period	$5.33		$17.27		$19.28		$19.37
Investment operations:
Net investment income/(loss)	.01	B	(.11	)B	.05	B	—
Net realized and unrealized gain/(loss)	1.66		(10.24)		(.28)		—
Total from investment operations	1.67		(10.35)		(.23)		—
Distributions from:
Net realized gain on investments	—		(1.59)		(1.78)		(.09)
Total distributions	—		(1.59)		(1.78)		—
Net asset value, end of period	$7.00		$5.33		$17.27		$19.28
Total returnC	31.33%		(65.32)%		(1.18)%		(.47)%
Ratios to Average Net Assets:
Total expenses (including interest expense)E	1.86	%D	1.88%		2.36%		1.69	%D
Expenses (including interest expense) net of waivers and/or expense reimbursements, if anyE	1.86	%D	1.88%		2.36%		1.69	%D
Expenses (including interest expense) net of all reductionsE	1.86	%D	1.88%		2.36%		1.69	%D
Expenses (excluding interest expense) net of all reductionsE	1.72	%D	1.62%		2.02%		—	%D,F
Net investment income (loss)	.30	%D	(.95)%		.24%		(1.34	)%D
Supplemental Data:
Portfolio turnover rate	16.3%		51.7%		44.2%		14.2%
Net assets, end of period (in thousands)	$10,453		$6,810		$11,535		$10

A	December 28, 2006 (commencement of operations) to December 31, 2006.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D	Annualized.

E

Total expenses (including interest expense) reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses (including interest expense) net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses (including interest expense) net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements. Expenses (excluding interest expense) net of all reductions reflects expenses less interest expense, any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

F	Amount less than .01%.

See notes to financial statements.

Semi-Annual Report to Shareholders	25

For a share of each class of capital stock outstanding:

Financial Intermediary Class:

	Six Months Ended June 30, 2009		Years Ended December 31,
			2008		2007		2006		2005	2004A
	(Unaudited)
Net asset value, beginning of period	$5.37		$17.33		$19.28		$16.90		$15.73	$14.15
Investment operations:
Net investment income/(loss)	.01	B	.05	B	(.03	)B	.05	B	(.03)	.05
Net realized and unrealized gain/(loss)	1.65		(10.42)		(.14)		2.35		1.20	1.56
Total from investment operations	1.66		(10.37)		(.17)		2.40		1.17	1.61
Distributions from:
Net investment income	—		—		—		—		—	(.03)
Net realized gain on investments	—		(1.59)		(1.78)		(.02)		—	—
Total distributions	—		(1.59)		(1.78)		(.02)		—	(.03)
Net asset value, end of period	$7.03		$5.37		$17.33		$19.28		$16.90	$15.73
Total returnC	30.91%		(65.20)%		(.87)%		14.21%		7.44%	11.43%
Ratios to Average Net Assets:
Total expenses (including interest expense)E	3.91	%D	1.50%		1.67%		1.54%		1.39%	1.13	%D
Expenses (including interest expense) net of waivers and/or expense reimbursements, if anyE	1.98	%D	1.50%		1.67%		1.54%		1.39%	1.13	%D
Expenses (including interest expense) net of all reductionsE	1.98	%D	1.50%		1.67%		1.54%		1.39%	1.13	%D
Expenses (excluding interest expense) net of all reductionsE	1.85	%D	1.23%		1.30%		1.19%		1.15%	1.10	%D,F
Net investment income (loss)	.20	%D	.38%		(.16)%		.27%		(.24)%	1.03	%D
Supplemental Data:
Portfolio turnover rate	16.3%		51.7%		44.2%		14.2%		29.7%	13.3%
Net assets, end of period (in thousands)	$21,386		$20,483		$1,705,269		$1,404,852		$806,276	$332,678

A	For the period February 13, 2004 (commencement of operations) to December 31, 2004.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D	Annualized.

E

Total expenses (including interest expense) reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses (including interest expense) net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses (including interest expense) net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements. Expenses (excluding interest expense) net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers and/or expense reimbursements.

F	These amounts were not audited by the previous auditor.

See notes to financial statements.

26	Semi-Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Opportunity Trust — Continued

For a share of each class of capital stock outstanding:

Institutional Class:

	Six Months Ended June 30, 2009		Years Ended December 31,
			2008		2007		2006		2005	2004
	(Unaudited)
Net asset value, beginning of period	$5.47		$17.59		$19.48		$17.02		$15.78	$13.75
Investment operations:
Net investment income	.03	A	.02	A	.03	A	.12	A	.06	.08
Net realized and unrealized gain/(loss)	1.72		(10.55)		(.14)		2.36		1.18	1.98
Total from investment operations	1.75		(10.53)		(.11)		2.48		1.24	2.06
Distributions from:
Net investment income	—		—		—		—		—	(.03)
Net realized gain on investments	—		(1.59)		(1.78)		(.02)		—	—
Total distributions	—		(1.59)		(1.78)		(.02)		—	(.03)
Net asset value, end of period	$7.22		$5.47		$17.59		$19.48		$17.02	$15.78
Total returnB	31.99%		(65.15)%		(.55)%		14.58%		7.86%	15.02%
Ratios to Average Net Assets:
Total expenses (including interest expense)D	1.04	%C	1.18%		1.32%		1.20%		1.04%	.84%
Expenses (including interest expense) net of waivers, and/or expense reimbursements, if anyD	1.04	%C	1.18%		1.32%		1.20%		1.04%	.84%
Expenses (including interest expense) net of all reductionsD	1.04	%C	1.18%		1.32%		1.20%		1.04%	.84%
Expenses (excluding interest expense) net of all reductionsD	.91	%C	.91%		.96%		.86%		.80%	.82	%E
Net investment income	1.12	%C	.15%		.16%		.71%		.13%	.40%
Supplemental Data:
Portfolio turnover rate	16.3%		51.7%		44.2%		14.2%		29.7%	13.3%
Net assets, end of period (in thousands)	$286,422		$224,036		$979,708		$650,376		$505,091	$193,873

A	Computed using average daily shares outstanding.

B

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

C	Annualized.

D

Total expenses (including interest expense) reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses (including interest expense) net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses (including interest expense) net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements. Expenses (excluding interest expense) net of all reductions reflects expenses less interest expense, any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

E	These amounts were not audited by the previous auditor.

See notes to financial statements.

Semi-Annual Report to Shareholders	27

Notes to Financial Statements

Legg Mason Opportunity Trust

(Unaudited)

1.  Organization and Significant Accounting Policies:

Legg Mason Investment Trust, Inc. (“Corporation”), consisting of the Legg Mason Opportunity Trust (“Fund”), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.

The Fund offers five classes of shares: Class A, Class C (formerly known as Primary Class), Class R, Financial Intermediary Class and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Class A, Class C, Class R and Financial Intermediary Class shares. Transfer agent and shareholder servicing expenses are determined separately for each class. Class A shares commenced on February 3, 2009. On February 1, 2009, the Primary Class was renamed Class C.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for reporting methods of measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond

28	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before a Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Corporation’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks and Equity Interests:
Consumer discretionary	$258,001,759	—	$14,965,526	$272,967,285
Financials	432,689,743	—	42,163,500	474,853,243
Health care	113,820,457	—	—	113,820,457
Industrials	80,283,237	—	—	80,283,237
Information technology	100,553,229	—	—	100,553,229
Investment funds	9,187,500	—	56,623,386	65,810,886
Telecommunication services	198,529,052	—	—	198,529,052
Utilities	80,704,907	—	—	80,704,907
Preferred Stocks:
Consumer discretionary	—	—	56,948	56,948
Financials	122,153,235	—	—	122,153,235
Information technology	—	—	84,254,028	84,254,028

Total Investments	$1,395,923,119	—	$198,063,388	$1,593,986,507

Semi-Annual Report to Shareholders	29

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks and Equity Interests	Preferred Stocks	Total
Balance as of December 31, 2008	$124,257,776	$54,850,237	$179,108,013
Accrued premiums/discounts	—	—	—
Realized gain (loss)	(10,342,270)	—	(10,342,270)[1]
Change in unrealized appreciation (depreciation)	1,863,697	29,460,739	31,324,436 [2]
Net purchases (sales)	(2,026,791)	—	(2,026,791)
Transfers in and/or out of Level 3	—	—	—

Balance as of June 30, 2009	$113,752,412	$84,310,976	$198,063,388

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(190,809,144)	$(33,728,066)	$(224,537,210)[2]

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the six months ended June 30, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$212,119,879	$242,260,520

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales

30	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian, acting on the Fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in realized gain/ (loss) on investment transactions. During the six months ended June 30, 2009, the Fund did not receive any commission rebates.

Semi-Annual Report to Shareholders	31

Redemption In-Kind

The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in capital. During the six months ended June 30, 2009, the Fund did not have any redemption in-kind transactions.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Short Sales

The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

32	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

Security	Number of Units/Shares/ Interest	Acquisition Date(s)		Cost	Fair Value at 6/30/09	Value per Unit/ Share		Percent of Net Assets	Distributions Received	Open Commitments
AP Alternative Assets, LP	3,750,000	06/06		$75,000,000	$9,187,500	$2.45		0.62%	—	—
Aston Capital Partners LP	25,000,000	11/05		25,000,000	13,980,000	$0.56		0.95%	—	—
Domus Co. Investment Holdings LLC	95,000,000	04/07		95,000,000	10,288,500	$0.11		0.70%	—	—
Ellington Financial LLC	2,500,000	08/07		50,000,000	31,875,000	$12.75		2.16%	—	—
Fontainebleau Equity Holding LLC	2,083,333	06/07		24,999,996	2	$0.00	A	0.00%	—	—
Fontainebleau Resorts LLC 12.5% Pfd.	51,080	—	B	48,039,041	56,948	$1.11		0.00%	—	—
Lane Five Capital Partners	25,000,000	01/07		25,000,000	16,542,500	$0.66		1.12%	—	—
NING Inc.	7,796,420	07/07		25,000,000	64,710,286	$8.30		4.38%	—	—
Pangaea One LP	34,561,555	—	C	34,561,555	26,100,886	$0.76		1.77%	—	$39,424,708	E
Sermo Inc. Series C	2,783,874	08/07		25,000,000	13,919,370	$5.00		0.94%	—	—
Spot Runner Inc.	10,250,359	—	D	50,000,006	14,965,524	$1.46		1.01%	—	—
Zillow Inc. Series C	4,326,440	09/07		20,000,001	5,624,372	$1.30		0.38%	—	—

				$497,600,599	$207,250,888			14.03%	—	$39,424,708

A	Amount represents less than $0.01 per share.

B	Acquisition dates were: 06/07, 08/07, 11/07, 02/08, 06/08, 08/08, 12/08, 03/09 and 06/09.

C	Acquisition dates were: 08/07, 09/07, 01/08, 03/08, 05/08, 08/08, 10/08, 12/08, 02/09 and 05/09.

D	Acquisition dates were: 03/07, 06/07 and 01/08.

E	In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2009, the Fund had open commitments of $39,424,708.

Illiquid Securities

Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the Fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Semi-Annual Report to Shareholders	33

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Capital Loss Carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $1,201,689,081 which expires in 2016. This amount will be available to offset any future taxable capital gains.

3.  Financial Instruments:

Options

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written

34	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

4.  Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2009, the Fund did not invest in any derivative instruments.

5.  Transactions With Affiliates:

The Fund has an investment management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual management fee rates are provided in the chart below:

Management Fee	Asset Breakpoint
1.00%	on net assets up to $100 million
0.75%	on net assets in excess of $100 million

Legg Mason Capital Management, Inc. (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable

Semi-Annual Report to Shareholders	35

monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA’s services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement. The Fund’s agreement with LMFA provides that certain expense reimbursements be made to the Fund. For the six months ended June 30, 2009, the Fund was reimbursed for expenses amounting to $188,500.

The Board has approved the substitution of Legg Mason Partners Funds Advisor, LLC (“LMPFA”) for LMFA. Effective upon the substitution, LMPFA will assume the rights and responsibilities of LMFA under its administrative services agreement and described in the Fund’s prospectus. This substitution is expected to occur in the third quarter of 2009.

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS receives an annual distribution fee and/or an annual service fee, based on the Fund’s Class A, Class C, Class R and Financial Intermediary Class’ average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Class A	N/A	0.25%
Class C	0.75%	0.25%
Class R*	0.25%	0.25%
Financial Intermediary Class*	N/A	0.25%

*	The Rule 12b-1 plans for Class R and the Financial Intermediary Class of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Financial Intermediary Class, respectively.

There is a maximum initial sales charge of 5.75% for Class A shares. On February 1, 2009 Class C shares began to charge a contingent deferred sales charge (“CDSC”) of 1.00% for shares bought by investors on or after that date, which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

36	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

During the period ended June 30, 2009, LMIS and its affiliates did not receive sales charges on sales of Class A shares. In addition, for the six months ended June 30, 2009, CDSC paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$1,000	$9,000

LMM, LMCM, LMFA, LMPFA and LMIS are corporate affiliates of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

6.  Transactions With Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2009:

Company	Affiliate Mkt Value at 12/31/08	Purchased		Sold		Current Yr. Amortization Div/Interest Income	Affiliate Mkt Value at 6/30/09	Realized Gain/Loss
		Cost	Shares/Par	Cost	Shares/Par
Assured Guaranty LtdA	$65,911,836	$565,038	87,352	—	—	$524,287	$—	—
Convera Corp.	1,199,850	—	—	—	—	—	844,339	—
Ellington Financial LLC	31,875,000	—	—	—	—	—	31,875,000	—
Fifth Third BancorpB	—	13,763,168	400,000	$865,978	10,000	1,678,750	34,359,000	$492,979
MannKind Corp.	23,707,999	—	—	—	—	—	57,438,329	—
Market Leader Inc.	7,672,112	—	—	—	—	—	8,349,063	—
Ning, Inc.	31,731,429	—	—	—	—	—	64,710,286	—
Pangaea One, LP	18,806,606	7,923,303	N/A	—	—	—	26,100,886	—
Sermo Inc., Series C	13,919,370	—	—	—	—	—	13,919,370	—
Spot Runner, Inc.	26,650,933	—	—	—	—	—	14,965,524	—
Zillow, Inc. Series C	5,624,372	—	—	—	—	—	5,624,372	—

	$227,099,507	$22,251,509	—	$865,978	—	$2,203,037	$258,186,169	$492,979

A	This company is no longer an affiliated company.

B	At the beginning of the reporting period, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting securities.

7.  Lines of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the

Semi-Annual Report to Shareholders	37

prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the six months ended June 30, 2009.

The Fund may borrow for investment purposes, also known as “leveraging,” from separate lines of credit totaling $200 million (“Leveraging Credit Agreements”). Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreements bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.

For the six months ended June 30, 2009, the Fund had average daily borrowings from the Leveraging Credit Agreements of $121,933,702 million at an average annual interest rate of 1.30%. As of June 30, 2009, the Fund had $120 million in borrowings outstanding.

8.  Fund Share Transactions:

At June 30, 2009, there were 100,000,000, 650,000,000, 500,000,000, 250,000,000 and 200,000,000 shares authorized at $0.001 par value for the Class A, Class C, Class R, Financial Intermediary Class and Institutional Class, respectively, of the Fund.

Share transactions were as follows:

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class AA
Shares sold	10,286,954	$50,782,769	—	—
Shares repurchased	(1,809,759)	(8,600,261)	—	—

Net Increase	8,477,195	$42,182,508	—	—

A	For the period February 3, 2009 (commencement of operations) to June 30, 2009.

38	Semi-Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

	Six Months Ended June 30, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class CB
Shares sold	7,939,672	$41,060,276	25,269,062	$282,360,878
Shares issued on reinvestment	—	—	29,151,312	362,666,317
Shares repurchased	(35,968,681)	(176,748,487)	(138,466,704)	(1,493,166,999)

Net Decrease	(28,029,009)	$(135,688,211)	(84,046,330)	$(848,139,804)

Class R
Shares sold	376,099	$1,977,406	1,096,489	$15,096,882
Shares issued on reinvestment	—	—	144,490	1,852,359
Shares repurchased	(160,322)	(819,852)	(631,112)	(7,425,865)

Net Increase	215,777	$1,157,554	609,867	$9,523,376

Financial Intermediary Class
Shares sold	930,604	$5,253,633	47,867,085	$643,197,695
Shares issued on reinvestment	—	—	9,064,235	116,837,991
Shares repurchased	(1,706,103)	(9,294,109)	(151,511,926)	(1,444,791,498)

Net Decrease	(775,499)	$(4,040,476)	(94,580,606)	$(684,755,812)

Institutional Class
Shares sold	4,121,547	$24,087,484	13,496,218	$175,557,270
Shares issued on reinvestment	—	—	6,264,058	82,247,074
Shares repurchased	(5,375,172)	(29,303,424)	(34,514,801)	(378,677,627)

Net Decrease	(1,253,625)	$(5,215,940)	(14,754,525)	$(120,873,283)

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozolak, Chief Financial Officer and Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank and Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Batterymarch U.S. Small Capitalization
    Equity Portfolio

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www. leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds For A and C Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmason.com/individualinvestors	Legg Mason Funds For R, FI and I Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 888-425-6432 www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. Subsidiary

LMF-088/S (08/09) SR09-894

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure that (1) the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and (2) that information required to be disclosed is properly communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding the required disclosures.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable for semi-annual reports.

(a)	(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

(a)	(3)	Not applicable.

(b)		Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust, Inc.

/s/ David R. Odenath
David R. Odenath
President, Legg Mason Investment Trust, Inc.

Date: September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ David R. Odenath
David R. Odenath
President, Legg Mason Investment Trust, Inc.

Date: September 3, 2009

/s/ Kaprel Ozsolak
Kaprel Ozsolak
Vice President and Chief Financial Officer, Legg Mason Investment Trust, Inc.

Date: September 3, 2009